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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                  FORM 8-K/A-2

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)........  FEBRUARY 21, 1995

                            ------------------------

                              RYKOFF-SEXTON, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            ------------------------

          DELAWARE                    0-8105                 95-2134693
(State or other jurisdiction (Commission File Number)     (I.R.S. Employer
     of incorporation)                                 Identification Number)

                            ------------------------

                             1050 WARRENVILLE ROAD
                             LISLE, ILLINOIS 60532

                    (Address of principal executive offices)


                            ------------------------


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE....    (708) 964-1414

                            ------------------------


                              761 TERMINAL STREET
                         LOS ANGELES, CALIFORNIA 90021
         (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

        1. Continental Foods, Inc. Interim Financial Statements as of January 31, 1995 and 1994.

                                       2
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               RYKOFF-SEXTON, INC.

Date: April 1, 1996                         /s/ MARK VAN STEKELENBURG
                                       ------------------------------------
                                              Mark Van Stekelenburg
                                          Chairman, President and Chief
                                                Executive Officer

Date: April 1, 1996                           /s/ RICHARD J. MARTIN
                                       ------------------------------------
                                                Richard J. Martin
                                            Senior Vice President and
                                             Chief Financial Officer

Date: April 1, 1996                             /s/ JAMES C. WONG
                                       ------------------------------------
                                                  James C. Wong
                                                    Treasurer

                                       3
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       ITEM 7.  FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION

                                                                       PAGE
                                                                      NUMBER
                                                                      ------
7(a)   Interim Financial Statements of Business Acquired

         Continental Foods, Inc.

           Condensed Balance Sheets as of January 31, 1995 and
             April 30, 1994........................................       5

           Condensed Statements of Income for the Nine Months Ended
             January 31, 1995 and 1994.............................       6

           Condensed Statements of Cash Flows for the Nine Months
             Ended January 31, 1995 and 1994.......................       7

           Notes to Condensed Financial Statements.................       8

                                       4
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                            CONTINENTAL FOODS, INC.
                            CONDENSED BALANCE SHEETS
                                     ASSETS


                                                                                           JANUARY 31,  APRIL 30,
                                                                                              1995        1994
                                                                                           -----------  ---------
                                                                                           (DOLLARS IN THOUSANDS)
CURRENT ASSETS:
  CASH AND CASH EQUIVALENTS..............................................................   $   1,651   $   1,410
  ACCOUNTS AND NOTES RECEIVABLE, NET.....................................................       7,624       8,015
  INVENTORIES............................................................................       4,423       4,175
  PREPAID EXPENSES AND OTHER ASSETS......................................................         492         456
                                                                                           -----------  ---------
    TOTAL CURRENT ASSETS.................................................................      14,190      14,056

NOTES RECEIVABLE -- NONCURRENT...........................................................      --             240

PROPERTY, PLANT, AND EQUIPMENT, NET......................................................         928         840
OTHER ASSETS, NET........................................................................         173         147
                                                                                           -----------  ---------
    TOTAL ASSETS.........................................................................   $  15,291   $  15,283
                                                                                           -----------  ---------
                                                                                           -----------  ---------

                                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  ACCOUNTS PAYABLE.......................................................................  $    3,995   $   4,872
  ACCRUED LIABILITIES....................................................................         935         923
  CURRENT PORTION OF LONG-TERM DEBT......................................................      --              27
  DEMAND NOTES PAYABLE...................................................................         391         843
  REVOLVING LINE OF CREDIT...............................................................      --           1,250
                                                                                           -----------  ---------
    TOTAL CURRENT LIABILITIES............................................................       5,321       7,915
                                                                                           -----------  ---------
STOCKHOLDER'S EQUITY:
  COMMON STOCK, AT STATED VALUE..........................................................          18          18
  RETAINED EARNINGS......................................................................       9,952       7,350
                                                                                           -----------  ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY...........................................  $   15,291   $  15,283
                                                                                           -----------  ---------
                                                                                           -----------  ---------


            See accompanying notes to condensed financial statements

                                       5
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                            CONTINENTAL FOODS, INC.
                         CONDENSED STATEMENTS OF INCOME

                                                                                             NINE MONTHS ENDED
                                                                                          ------------------------
                                                                                          JANUARY 31,  JANUARY 31,
                                                                                             1995         1994
                                                                                          -----------  -----------
                                                                                           (DOLLARS IN THOUSANDS)
SALES...................................................................................   $  78,831    $  66,904
COST OF SALES...........................................................................      65,702       55,933
                                                                                          -----------  -----------
GROSS PROFIT............................................................................      13,129       10,971

WAREHOUSE, SELLING, GENERAL & ADMINISTRATIVE EXPENSES...................................      10,585        9,378
                                                                                          -----------  -----------

INCOME FROM OPERATIONS..................................................................       2,544        1,593
INTEREST EXPENSE (INCOME)...............................................................         (58)          (6)
                                                                                          -----------  -----------
NET INCOME..............................................................................   $   2,602    $   1,599
                                                                                          -----------  -----------
                                                                                          -----------  -----------

            See accompanying notes to condensed financial statements

                            CONTINENTAL FOODS, INC.
                       CONDENSED STATEMENTS OF CASH FLOWS


                                                                                             NINE MONTHS ENDED
                                                                                          ------------------------
                                                                                          JANUARY 31,  JANUARY 31,
                                                                                             1995         1994
                                                                                          -----------  -----------
                                                                                           (DOLLARS IN THOUSANDS)
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  NET INCOME............................................................................   $   2,602    $   1,599
  ADJUSTMENTS TO RECONCILE NET INCOME TO CASH FLOWS PROVIDED BY OPERATING ACTIVITIES --
    DEPRECIATION AND AMORTIZATION.......................................................         144          135
    CHANGES IN OPERATING ITEMS
      (INCREASE) DECREASE IN ACCOUNTS AND NOTES RECEIVABLE..............................         631         (400)
      INCREASE IN INVENTORY.............................................................        (248)        (390)
      INCREASE IN PREPAID EXPENSES AND OTHER ASSETS.....................................         (62)        (260)
      DECREASE IN ACCOUNTS PAYABLE......................................................        (877)      (1,628)
      INCREASE IN ACCRUED EXPENSES......................................................          12          443
                                                                                          -----------  -----------
      CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES.............................       2,202         (501)
                                                                                          -----------  -----------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  PURCHASES OF PROPERTY, PLANT AND EQUIPMENT............................................        (232)        (134)
                                                                                          -----------  -----------
      CASH FLOWS USED IN INVESTING ACTIVITIES...........................................        (232)        (134)
                                                                                          -----------  -----------
CASH FLOWS (USED IN) PROVIDED BY FINANCING ACTIVITIES
  (DECREASE) INCREASE IN DEMAND NOTES PAYABLE, NET......................................        (452)         382
  DECREASE IN LINE OF CREDIT, NET.......................................................      (1,250)        (975)
  PAYMENTS ON LONG-TERM DEBT............................................................         (27)         (98)
                                                                                          -----------  -----------
      CASH FLOWS USED IN FINANCING ACTIVITIES...........................................      (1,729)        (691)
                                                                                          -----------  -----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS....................................         241       (1,326)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR............................................       1,410        1,020
                                                                                          -----------  -----------
CASH AND CASH EQUIVALENTS, END OF YEAR..................................................   $   1,651    $    (306)
                                                                                          -----------  -----------
                                                                                          -----------  -----------


            See accompanying notes to condensed financial statements

                                       7
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                            CONTINENTAL FOODS, INC.
                    NOTES TO CONDENSED FINANCIAL STATEMENTS

    (1) The accompanying unaudited Condensed Financial Statements of Continental Foods, Inc. have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for a complete set of financial statements. In the opinion of management, all adjustments considered necessary, consisting only of normal recurring adjustments, are included for fair presentation. Operating results for the nine months ended January 31, 1995 are not necessarily indicative of results that may be expected for the full year. The unaudited Condensed Financial Statements should be read in conjunction with the audited Consolidated Financial Statements of the Company for the years ended April 30, 1994 and 1993.

    (2) On February 21, 1995, substantially all of the assets of the Company were sold to Rykoff-Sexton, Inc.

                                       8